EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                                /s/ WESLEY W. VON SCHACK
                                            ---------------------------------
                                                    Wesley W. von Schack

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                               /s/ SHERWOOD J. RAFFERTY
                                           -------------------------------
                                                   Sherwood J. Rafferty

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                               /s/ GARY J. TURTON
                                            ------------------------
                                                   Gary J. Turton

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                               /s/ JAMES A. CARRIGG
                                           ----------------------------
                                                   James A. Carrigg

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                               /s/ ALISON P. CASARETT
                                           ------------------------------
                                                   Alison P. Casarett

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                                /s/ JOSEPH J. CASTIGLIA
                                            ------------------------------
                                                    Joseph J. Castiglia

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                                /s/ LOIS B. DEFLEUR
                                            ---------------------------
                                                    Lois B. DeFleur

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                                 /s/ EVERETT A. GILMOUR
                                             ------------------------------
                                                     Everett A. Gilmour

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                                /s/ PAUL L. GIOIA
                                            -------------------------
                                                    Paul L. Gioia

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                                /s/ JOHN M. KEELER
                                            -------------------------
                                                    John M. Keeler

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                                 /s/ ALLEN E. KINTIGH
                                             ----------------------------
                                                     Allen E. Kintigh

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                                 /s/ BEN E. LYNCH
                                             -----------------------
                                                     Ben E. Lynch

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                                 /s/ ALTON G. MARSHALL
                                             ----------------------------
                                                     Alton G. Marshall

                                                                    EXHIBIT 24-1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 2,000,000 shares of Common Stock and the interests of the participants in the New York State Electric & Gas Corporation Tax Deferred Savings Plan for Hourly Paid Employees and Tax Deferred Savings Plan for Salaried Employees, hereby constitutes and appoints W. W. von Schack, S. J. Rafferty, D. W. Farley, G. J. Turton, R. D. Kump and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set their hand this 8th day of November 1996.

                                                /s/ C. WILLIAM STUART
                                            ----------------------------
                                                    C. William Stuart